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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 30, 2003
                Date of Report (Date of earliest event reported)


                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-27548               86-0708398
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)         Identification Number)


                      2603 CHALLENGER TECH COURT, SUITE 100
                             ORLANDO, FLORIDA 32826
           (Address of principal executive office, including zip code)


                                 (407) 382-4003
              (Registrant's telephone number, including area code)

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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

   EXHIBIT     DESCRIPTION
   -------     -----------
     99.1      Press release dated January 30, 2003,  announcing  second quarter fiscal 2003 financial results.

ITEM 9. REGULATION FD DISCLOSURE

     The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On January 30, 2003, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing, among other things, second quarter fiscal 2003 financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.

Date: January 30, 2003                  By: /s/ Todd Childress
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                                            TODD CHILDRESS
                                            CHIEF FINANCIAL OFFICER